Exhibit 10.1

SUBSCRIPTION AGREEMENT

Houston American Energy Corp.
801 Travis
Suite 1425
Houston, Texas  77002

Gentlemen:

The undersigned (the “Investor”) hereby confirms its agreement with Houston American Energy Corp., a Delaware corporation (the “Company”), as follows:

1.             This Subscription Agreement, including the Terms and Conditions for Purchase of Units attached hereto as Annex I (collectively, this “Agreement”), is made as of the date set forth below between the Company and the Investor.

2.             The Company represents and warrants that it has authorized the sale and issuance to certain investors of up to an aggregate of 14,814,815 units (the “Units”), each Unit consisting of (i) one share (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), (ii) a Class A Common Stock Warrant to purchase 0.5 shares of Common Stock at an exercise price of $0.81 per share and with a term of exercise of 6 months (the “Class A Warrants”) and (iii) a Class B Common Stock Warrant to purchase 0.5 shares of Common Stock at an exercise price of $0.90 per share and with a term of exercise of 3 years (the “Class B Warrants” and together with the Class A Warrants, the “Warrants”), for a purchase price of $0.675 per Unit (the “Purchase Price”).  The shares of Common Stock issuable upon exercise of the Warrants are referred to as the “Warrant Shares” and the Shares, the Warrants and the Warrant Shares are referred to as the “Securities”.

3.             The Company represents and warrants that the offering and sale of the Securities (the “Offering”) are being made pursuant to (a) an effective Registration Statement on Form S-3 (Registration No. 333-161319) (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”), including the Prospectus contained therein (the “Base Prospectus”), (b) a preliminary prospectus supplement to the Base Prospectus (including the Base Prospectus as so supplemented), that describes the Securities and the offering thereof, which omits certain information permitted to be omitted under Rule 430B of the Securities Act of 1933, as amended (the “Act”) that was used prior to the filing of the Final Prospectus Supplement (as defined below) (the “Preliminary Prospectus”), (C) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405), that have been or will be filed with the Commission and delivered to the Investor on or prior to the date hereof (the “Issuer Free Writing Prospectus”), containing certain supplemental information regarding the Securities, the terms of the Offering and the Company, and (d) a final prospectus supplement (the “Final Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Securities and terms of the Offering that has been or will be (i) filed with the Commission, and (ii) delivered to the Investor (or made available to the Investor by the filing by the Company of an electronic version thereof with the Commission). The Company further represents and warrants that it shall maintain the effectiveness of the Registration Statement (or a suitable replacement) while any of the Warrants are outstanding; provided, however, that the Company may suspend the use of the Registration Statement for a period of not more than 30 days (a “Blackout Period”) upon the advice of counsel that such Blackout Period is necessary because of some material non-public information in the Company’s possession.

4.             The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor the Units set forth below for the aggregate purchase price set forth below.  The Units shall be purchased pursuant to the Terms and Conditions for Purchase of Units attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein.  The Investor acknowledges that the Offering is not being underwritten by the C. K. Cooper & Company, Inc., placement agent with respect to the Units (the “Placement Agent”) and that there is no minimum offering amount.

5.             The manner of settlement of Units purchased by the Investor shall be as follows:

A.           Shares of Common Stock (check one)

_____ (1)
Delivery by crediting the account of the Investor’s prime broker (as specified by such Investor on Exhibit A annexed hereto) with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, whereby Investor’s prime broker shall initiate a DWAC transaction on the Closing Date using its DTC participant identification number, and released by Standard Registrar and Transfer Company, Inc., the Company’s transfer agent (the “Transfer Agent”), at the Company’s direction.  If Investor selects this option, Investor shall fill out the Investor Questionnaire attached as Exhibit A to Annex I.  NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I)
DIRECT THE BROKER DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES ARE MAINTAINED TO SET UP A DWAC INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES, AND

(II)	REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE UNITS BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT:

Bank Name: JPMorgan Chase Bank, N.A.
ABA # 111000614
Account Name: Houston American Energy Corp.
Account Number: 801497553

____ (2)
Delivery versus payment (“DVP”) through DTC: on the Closing Date, the Company shall deliver Shares registered in the Investor's name and address as set forth below and released by the Transfer Agent to the Investor through DTC at the Closing directly to the account(s) with the Placement Agent identified by the Investor; upon receipt of such Shares, the Placement Agent shall promptly electronically deliver such Shares to the Investor, and simultaneously therewith payment shall be made by the Placement Agent wire transfer to the Company.  NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I)	NOTIFY PLACEMENT AGENT OF THE ACCOUNT OR ACCOUNTS AT PLACEMENT AGENT TO BE CREDITED WITH THE SHARES BEING PURCHASED BY SUCH INVESTOR, AND

(II)
CONFIRM THAT THE ACCOUNT OR ACCOUNTS AT PLACEMENT AGENT TO BE CREDITED WITH THE SHARES BEING PURCHASED BY THE INVESTOR HAVE A MINIMUM BALANCE EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE UNITS BEING PURCHASED BY THE INVESTOR.

IT IS THE INVESTOR'S RESPONSIBILITY TO (A) MAKE THE NECESSARY WIRE TRANSFER OR CONFIRM THE PROPER ACCOUNT BALANCE IN A TIMELY MANNER AND (B) ARRANGE FOR SETTLEMENT BY WAY OF DWAC OR DVP IN A TIMELY MANNER.  IF THE INVESTOR DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE UNITS OR DOES NOT MAKE PROPER ARRANGEMENTS FOR SETTLEMENT IN A TIMELY MANNER, THE SHARES MAY NOT BE DELIVERED AT CLOSING TO THE INVESTOR OR THE INVESTOR MAY BE EXCLUDED FROM THE CLOSING ALTOGETHER.

B.           Warrants.  Warrants in the name of the Investor shall be delivered to the address provided by the Investor below within two business days after the Closing.

6.             The Investor represents that, except as set forth below, (a) it has had no material relationship (exclusive of any investments by the Investor in the Company's securities) within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not a FINRA member or an Associated Person of a FINRA member (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the Closing, and (c) neither the Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the Offering of the Units, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.  Exceptions:

The representations above are made to the knowledge of the signatory below.

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

7.             The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Base Prospectus which is a part of the Company's Registration Statement, the Preliminary Prospectus, the documents incorporated by reference therein and any Issuer Free Writing Prospectus (collectively, the “Disclosure Package”), prior to or in connection with the receipt of this Agreement.  The Investor acknowledges that, prior to the delivery of this Agreement by the Investor to the Company, the Investor will receive certain additional information regarding the Offering, including pricing information (the “Offering Information”).  Such information may be provided to the Investor by any means permitted under the Act, including the Final Prospectus Supplement, a free writing prospectus and oral communications.

8.             The Investor acknowledges that the Company has made available to the Investor such materials relating to the business, finances and operations of the Company's Colombian operators, Hupecol, LLC and S-K Innovation Co. LTD, as requested by the Investor and available to the Company.  The Investor acknowledges that the Company's Colombian assets consist exclusively of minority, non-operator project interests in certain Colombian assets owned and operated by Hupecol, LLC, and a 37.5% non-operated working interest in certain Colombian assets owned and operated by S-K Innovation Co. LTD.  Investor acknowledges that the Company's passive investments in such Colombian assets constitute the principal assets and operations of the Company, and as a result, the Company's financial results are directly affected by the independent strategies and decisions of Hupecol, LLC and S-K Innovation Co. LTD.

9.             No offer by the Investor to buy Units will be accepted and no part of the Purchase Price will be delivered to the Company until the Investor has received the Offering Information and the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company (or Placement Agent on behalf of the Company) sending (orally, in writing or by electronic mail) notice of its acceptance of such offer.  An indication of interest will involve no obligation or commitment of any kind until the Investor has been delivered the Offering Information and this Agreement is accepted and countersigned by or on behalf of the Company.

[Remainder of Page Left Blank Intentionally.  Signature Page Follows.]

Number of Units: ___________________

Purchase Price Per Unit: $____________

Aggregate Purchase Unit: $ __________

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of October __, 2012

INVESTOR
By:
Printed name:
Title:
Address:

Email:
Phone:

Agreed and Accepted

the ___ day of October, 2012:

HOUSTON AMERICAN ENERGY CORP.
By:
Name:
Title:

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF UNITS

1.             Authorization and Sale of the Units.  Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Units.

2.             Agreement to Sell and Purchase the Units; Placement Agent.

2.1           At the Closing (as defined in Section 3.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Units set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Units are attached as Annex I (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page.

2.2           The Company proposes to enter into substantially this same form of Subscription Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Units to them.  The Investor and the Other Investors, if any, are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”

2.3           Investor acknowledges that the Company has agreed to pay the Placement Agent a fee (the “Placement Fee”) in respect of the sale of Units to the Investor.

2.4           The Company has entered into a Placement Agency Agreement, dated October ___, 2012 (the “Placement Agreement”), with the Placement Agent that contains representations, warranties, covenants and agreements of the Company that may be relied upon by the Investor, which shall be a third party beneficiary thereof.  The Company represents and warrants that a true and correct copy of the Placement Agreement is attached hereto as Exhibit B.  Except with respect to the material terms and conditions of the transactions contemplated by this Agreement, the Placement Agreement and any other documents or agreements contemplated hereby or thereby, the Company confirms that neither it nor any other person acting on its behalf has provided the Investor or any Other Investor or its respective agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information.  The Company understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in securities of the Company.

3.             Closings and Delivery of the Units and Funds.

3.1           Closing.  The completion of the purchase and sale of the Units (the “Closing”) shall occur at a place and time (the “Closing Date”) to be specified by the Company and the Placement Agent, and of which the Investors will be notified in advance by the Placement Agent, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In accordance with paragraph 5 of the Subscription Agreement, (a) the Company shall cause to be delivered to the Investor the Units set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor and (b) the aggregate purchase price for the Units being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.

3.2           Conditions to the Obligations of the Parties.

(a)           Conditions to the Company's Obligations.  The Company's obligation to issue and sell the Units to the Investor shall be subject to: (i) the delivery by the Investor, in accordance with the provisions of this Agreement, of the purchase price for the Units being purchased hereunder as set forth on the Signature Page and (ii) the accuracy of the representations and warranties made by the Investor in this Agreement and the fulfillment of those undertakings of the Investor in this Agreement to be fulfilled prior to the Closing Date.

(b)           Conditions to the Investor's Obligations.  The Investor's obligation to purchase the Units will be subject to (i) the delivery by the Company of the Units in accordance with the provisions of this Agreement, (ii) the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing Date, including without limitation, those contained in the Placement Agreement, (iii) the satisfaction of the conditions to the closing set forth in the Placement Agreement, and to the condition that the Placement Agent, shall not have: (x) terminated the Placement Agreement pursuant to the terms thereof or (y) determined that the conditions to the closing in the Placement Agreement have not been satisfied.  The Investor's obligations are expressly not conditioned on the purchase by any or all of the Other Investors of the Units that they have agreed to purchase from the Company.  The Investor understands and agrees that, in the event that the Placement Agent, in its sole discretion determines that the conditions to closing in the Placement Agreement have not been satisfied or if the Placement Agreement may be terminated for any other reason permitted by the Placement Agreement, then Placement Agent may, but shall not be obligated to, terminate such Placement Agreement, which shall have the effect of terminating this Subscription Agreement pursuant to Section 14 below.

3.3           Delivery of Funds.

(a)           DWAC Delivery.  If the Investor elects to settle the Shares underlying the Units purchased by such Investor through DTC's Deposit/Withdrawal at Custodian (“DWAC”) delivery system, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Units being purchased by the Investor to the following account designated by the Company:

Bank Name: JPMorgan Chase Bank, N.A.
ABA # 111000614
Account Name: Houston American Energy Corp.
Account Number: 801497553

Such funds shall be held in escrow by the Company until the Closing upon the satisfaction of the conditions set forth in Section 3.2(b) hereof.

(b)           Delivery Versus Payment through The Depository Trust Company.  If the Investor elects to settle the Shares underlying the Units purchased by such Investor by delivery versus payment through DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall confirm that the account or accounts to be credited with the Shares underlying the Unit being purchased by the Investor have a minimum balance equal to the aggregate purchase price for the Units being purchased by the Investor.

3.4           Delivery of Shares.

(a)           DWAC Delivery.  If the Investor elects to settle the Shares purchased by such Investor through DTC's DWAC delivery system, Investor shall fill out the Investor Questionnaire attached hereto as Exhibit A and no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Shares being purchased by such Investor are maintained, which broker/dealer shall be a DTC participant, to set up a DWAC instructing the Transfer Agent to credit such account or accounts with the Shares.  Such DWAC instruction shall indicate the settlement date for the deposit of the Shares, which date shall be provided to the Investor by Placement Agent.  At the Closing, the Company shall direct the Transfer Agent to credit the Investor's account or accounts with the Shares pursuant to the information contained in the DWAC.

(b)           Delivery Versus Payment through The Depository Trust Company.  If the Investor elects to settle the Shares purchased by such Investor by delivery versus payment through DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall notify Placement Agent of the account or accounts at Placement Agent to be credited with the Shares being purchased by such Investor.  On the Closing Date, the Company shall deliver the Shares to the Investor through DTC directly to the account(s) identified by Investor and simultaneously therewith payment shall be made to the Company.

4.            Representations, Warranties and Covenants of the Investor.

The Investor acknowledges, represents and warrants (as of the date hereof) to, and agrees with, the Company and the Placement Agent that:

4.1           The Investor (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of the Units, including investments in securities issued by the Company and investments in comparable companies, (b) has answered all questions on the Signature Page and the Investor Questionnaire (if the Investor elects to settle the Units purchased by such Investor through DWAC) and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (c) in connection with its decision to purchase the number of Units set forth on the Signature Page, has received and is relying only upon the Disclosure Package and the documents incorporated by reference therein and the Offering Information and the representations, warranties, covenants and agreements of the Company contained in the Placement Agreement.

4.2           (a) No action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of the Units, or possession or distribution of offering materials in connection with the issue of the Units in any jurisdiction outside the United States where action for that purpose is required, (b) if the Investor is outside the United States, it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Units or has in its possession or distributes any offering material, in all cases at its own expense and (c) the Placement Agent is not authorized to make nor has it made any representation, disclosure or use of any information in connection with the issue, placement, purchase and sale of the Units, except as set forth or incorporated by reference in the Base Prospectus, Preliminary Prospectus, any Issuer Free Writing Prospectus or the Final Prospectus Supplement.

4.3           (a) The Investor is either an individual or an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).  The Investor's execution, delivery and performance of this Agreement and the consummation by it of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Investor's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Investor is subject (including federal and state securities laws and regulations), or by which any property or asset of the Investor is bound or affected.

4.4           The Investor understands that nothing in this Agreement, the Prospectus or any other materials presented to the Investor in connection with the purchase and sale of the Units constitutes legal, tax or investment advice.  The Investor has consulted such legal, tax and investment advisors and made such investigation as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Units.

4.5           Since September 27, 2012, the Investor has not engaged in any buys or sales involving the securities of the Company (including, without limitation, any Short Sales involving the Company's securities).  The Investor covenants that it will (i) maintain the confidentiality of all information acquired as a result of the transactions contemplated herein and (ii) not engage in any purchases or sales of the securities of the Company (including Short Sales), in each case prior to the time that the transactions contemplated by this Agreement are publicly disclosed.  The Investor agrees that it will not use any of the Units acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws.  For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, and “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act)  (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

5.            Survival of Representations, Warranties and Agreements; Third Party Beneficiary. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein and, with respect to the Company, in the Placement Agreement, will survive the execution of this Agreement, the delivery to the Investor of the Units being purchased and the payment therefor.

6.            Notices.  All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and (c) will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electric confirmation of receipt and will be delivered and addressed as follows:

(a)	if to the Company, to:

Houston American Energy Corp.
801 Travis
Suite 1425
Houston, Texas  77002
Attention:  John F. Terwilliger
Facsimile No.:  713-222-6440

(b)           if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

7.            Changes.  This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.  Any modification or amendment to Section 3 (Representations and Warranties of the Company) or Section 6 (Conditions of the Issuance and Sale of the Units and the Obligations of the Placement Agent) of the Placement Agreement, and any modification or amendment to the Placement Agreement that is material and adverse to the Investor, shall require the prior written consent of the Investor.

8.            Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

9.            Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

10.          Governing Law.  This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.  Except as set forth below, no proceeding may be commenced, prosecuted or continued in any court other than the courts of State of New York located in the City and County of New York or the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the parties hereby consent to the jurisdiction of such courts and personal service with respect thereto.  All parties hereby waive all right to trial by jury in any proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.  All parties agree that a final judgment in any such proceeding brought in any such court shall be conclusive and binding upon each party and may be enforced in any other courts in the jurisdiction of which a party is or may be subject, by suit upon such judgment.

11.          Counterparts.  This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.  Delivery of an executed counterpart by facsimile or portable document format (.pdf) shall be effective as delivery of a manually executed counterpart thereof.

12.          Confirmation of Sale.  The Investor acknowledges and agrees that such Investor's receipt of the Company's signed counterpart to this Agreement, together with an Issuer Free Writing Prospectus or the Final Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company's sale of Units to such Investor.

13.          Press Release.  The Company and the Investor agree that, prior to the opening of the NYSE MKT in New York City on the business day immediately after the date hereof, the Company shall (i) issue a press release announcing the Offering and disclosing all material information regarding the Offering and (ii) file a Current Report on Form 8-K with the Commission disclosing all material information regarding the Offering and including the Placement Agreement and a form of this Agreement as exhibits thereto.  From and after the issuance of such press release and the filing of such Current Report on Form 8-K, the Company shall have publicly disclosed all material, non-public information delivered to any of the Investors by the Company or any person acting on its behalf, including, without limitation, the Placement Agent, in connection with the transactions contemplated by this Agreement, the Placement Agreement and any other documents or agreements contemplated hereby or thereby.  The Company shall not identify the name of any Investor or any affiliate of any investment adviser of such Investor in any press release or public filing, or otherwise publicly disclose the name of any Investor or any affiliate of investment adviser of such Investor, without such Investor's prior written consent, unless required by law or the rules and regulations of a national securities exchange, provided, however, that, if permitted by applicable law, regulation, legal or judicial process, promptly after becoming aware of any request or requirement to so disclose (a “Disclosure Requirement”), and in any event prior to any such disclosure, the Company will provide such Investor with notice of such request or requirement so that such Investor may at its election seek a protective order or other appropriate remedy and the Company will fully cooperate with such Investor's efforts to obtain the same; provided, further, however, if, absent the entry of such a protective order or other remedy, the Company is compelled by applicable law, rule or regulation or a court order, subpoena, similar judicial process, regulatory agency or stock exchange rule to disclose such Investor's name, the Company may disclose only that portion of such information that the Company is so compelled to disclose and will use its reasonable efforts to obtain assurance that confidential treatment will be accorded to that portion of such information that is being disclosed.  As of the date hereof, the Company is not aware of any Disclosure Requirement.

14.          Termination.  In the event that the Placement Agreement is terminated by the Placement Agent pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.

15.          Fees and Expenses.  The Company shall reimburse Empery Asset Master Ltd., an Investor (“Empery”) for all costs and expenses incurred in connection with the transactions contemplated by this Agreement and the Warrants (including all legal fees and disbursements in connection therewith), which amount my be withheld by Empery from its Purchase Price a the Closing; provided, that such fee reimbursement shall not exceed $10,000.  Except as set forth above, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

EXHIBIT A

HOUSTON AMERICAN ENERGY CORP.

INVESTOR QUESTIONNAIRE

If the Investor elects to settle the Shares purchased by such Investor through DTC's Deposit/Withdrawal at Custodian (“DWAC”) delivery system please provide us with the following information:

1. The exact name that your Shares are to be registered in. You may use a nominee name if appropriate:

2. The relationship between the Investor and the registered holder listed in response to item 1 above:

3. The mailing address of the registered holder listed in response to item 1 above:

4. The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

5. Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

6. Participant Number:

7. Name of Account at DTC Participant being credited with the Shares:

8. Account Number at DTC Participant being credited with the Shares:

If you will become a 5% holder as a result of the transaction, or potentially become a 5% holder as a result of the transaction (through exercise of warrants or price resets, for example), then please complete the following additional questionnaire.

As you are aware, the NYSE MKT routinely performs due diligence on investors who have entered into transactions with NYSE MKT-listed companies.  In an effort to expedite this process, please respond as accurately as possible to the questions listed below.

1. Specify whether the investor is a domestic or offshore entity.

2. Provide the country of domicile or registry of the investor.

3. Is the investor a private equity fund, investment manager or other?

4. List all officers, directors, controlling shareholders and individuals with dispositive power and voting control over the additional shares/securities.

a)

b)

c)

d)

e)

f)

g)

h)

5. The bank from which the investor has wired or will wire the funds from.

6. Does the investor intend to hold the shares in its own name or street name?

7. Which brokerage firm will the investor use to hold the shares, if any?

8. Is there any affiliation to any other investors, directly or indirectly?

9. How was the investor contacted for an investment in the Company?

EXHIBIT B

PLACEMENT AGREEMENT